                                                                   EXHIBIT 10.43

                             AMENDMENT NO. 4 TO THE
                     NOBLE DRILLING CORPORATION THRIFT PLAN


         Pursuant to Section 8.1 thereof, the Noble Drilling Corporation Thrift Plan as in effect prior to August 1, 1989 (the "Plan"), is hereby amended in the following respects only:

         FIRST: Effective as of January 1, 1989, Section 1.1(f) of the Plan is hereby amended by adding to the end thereof two sentences to read as follows:

         Any provision of this Section to the contrary notwithstanding, the Compensation of an Employee taken into account under the Plan for any Plan Year commencing after December 31, 1988, shall not exceed $200,000 (as adjusted to take into account any cost-of-living increase authorized pursuant to Section 401(a)(17) of the Internal Revenue
         Code).  In determining the Compensation of an Employee, the rules of
         Section 414(q)(6) of the Internal Revenue Code shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Employee and any lineal descendants of the Employee who have not attained age 19 prior to the end of the Plan Year.

         SECOND: Effective as of January 1, 1989, Article III of the Plan is hereby amended by adding to the end thereof a section to read as follows:

                 3.7 Multiple Use Limitation. Any provision of this Plan to the contrary notwithstanding, the sum of the actual deferral percentage and the contribution percentage for the group of Highly Compensated Employees (as defined in Model Amendment IV attached to this Plan) as determined pursuant to and after application of actual deferral percentage and contribution percentage tests shall not exceed the "aggregate limit." The "aggregate limit" shall be equal to the greater of:
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                          (1)  the sum of: (i) 1.25 times the greater of the
                 relevant actual deferral percentage or the relevant contribution percentage, and (ii) two percentage points plus the lesser of the relevant actual deferral percentage or the relevant contribution percentage, provided that the amount in this clause (ii) shall not exceed twice the lesser of the relevant actual deferral percentage or the relevant contribution percentage; or

                          (2) the sum of: (i) 1.25 times the lesser of the relevant actual deferral percentage or the relevant contribution percentage, and (ii) two percentage points plus the greater of the relevant actual deferral percentage or the relevant contribution percentage, provided that the amount in this clause (ii) shall not exceed twice the greater of the relevant actual deferral percentage or the relevant contribution percentage.

         The "relevant actual deferral percentage" means the actual deferral percentage determined pursuant Model Amendment IV attached to this Plan for the group of Employees who are not Highly Compensated Employees. The "relevant contribution percentage" means the contribution percentage determined pursuant to said Model Amendment IV for the group of Employees who are not Highly Compensated Employees. In the event that the aggregate limit is exceeded in any year, then the actual deferral percentage and/or contribution percentage for Participants who are members of the group of Highly Compensated Employees shall be reduced by reducing first the Pre-Tax Contributions and then the Matching Contributions made for such Plan Year for or on behalf of the Highly Compensated Employees with the largest individual actual deferral percentages and/or contribution percentages to the largest uniform actual deferral percentage and/or contribution percentage (commencing with the Highly Compensated Employee with the largest actual deferral percentage and/or contribution percentage and reducing his or her actual deferral percentage and/or contribution percentage to the extent necessary to satisfy the above restrictions or to lower such actual deferral percentage and/or contribution percentage to the actual deferral percentage and/or contribution percentage of the Highly Compensated Employee with the next highest actual deferral




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         percentage and/or contribution percentage, and repeating this process as necessary) that permits the sum of the actual deferral percentage and contribution percentage for said group of Highly Compensated Employees to satisfy the above restrictions. Any portion of a Pre-Tax Contribution made on behalf of a Participant which cannot be credited to the Pre- Tax Account of such Participant for a Plan Year because of the limitation contained in this Section (along with any income allocable thereto) shall be distributed to such Participant within 2-1/2 months after the end of such year. Any Matching Contributions made for a Participant which cannot be credited to the Employer Matching Account of such Participant for a Plan Year because of the limitation contained in this Section (along with any income allocable thereto) shall be forfeited if forfeitable, but if not forfeitable, distributed to such Participant within 2-1/2 months after the end of such year.

         THIRD: Effective as of January 1, 1989, Section 6.2 of the Plan is hereby amended by restatement in its entirety to read as follows:

                 Section 6.2 Time of Distribution. Distributions to a Participant or beneficiary under the Plan shall be made or commence being made, as the case may be, no later than the earlier of (i) sixty
         (60) days after the end of the Plan Year during which such Participant or beneficiary becomes entitled to a distribution or (ii) April 1 of the calendar year following the calendar year in which such Participant attains age 70-1/2.

         FOURTH: Effective as of January 1, 1987, the Plan is hereby amended by adding to the end thereof and incorporating therein by this reference the Model Amendment IV attached hereto as Exhibit A.





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         IN WITNESS WHEREOF, this Amendment has been executed this
30 day of December, 1994.

                                       NOBLE DRILLING CORPORATION



                                       By: /s/ Byron L. Welliver
                                           ----------------------
                                           Byron L. Welliver
                                           Senior Vice President-Finance




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                                                                       EXHIBIT A
               MODEL AMENDMENT IV FOR DEFINED CONTRIBUTION PLANS
                      WITH CURRENT EMPLOYEE CONTRIBUTIONS,
                        MATCHING EMPLOYER CONTRIBUTIONS,
                        OR CASH OR DEFERRED ARRANGEMENT


         SECTION I:  PURPOSE AND EFFECTIVE DATE (Required)

         1.1. Purpose. It is the intention of the Employer to amend the plan to comply with those provisions of the Tax Reform Act of 1986 that are effective prior to the first Plan Year beginning after December 31, 1988. Nothing contained in this amendment shall permit or require Elective Deferrals, Matching Employer Contributions, or Employee Contributions under the plan unless such Ellective Deferrals, Matching Employer Contributions, or Employee Contributions have been authorized by the Employer under other provisions of the plan or under other amendments thereto.

         1.2 Effective Date. Except as otherwise provided, this amendment shall be effective as of the first day of the first Plan Year beginning after December 31, 1986.


         SECTION II:  DEFINITIONS (Required)

         For purposes of this amendment only, the following definitions shall apply.

         2.1 "Adjustment Factor" shall mean the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code for years beginning after December 31, 1987, as applied to such items and in such manner as the Secretary shall provide.

         2.2 "Affiliated Employer" shall mean the Employer and any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in section 414(m) of the Code) which includes the Employer; and any other entity required to be





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aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

         2.3. "Code" shall mean the Internal Revenue Code of 1986 and amendments thereto.

         2.4. "Compensation" shall mean compensation paid by the Employer to the Participant during the taxable year ending with or within the Plan Year which is required to be reported as wages on the Participant's Form W-2 and, if the provisions of the plan other than this amendment so provide, shall also include compensation which is not currently includible in the Participant's gross income by reason of the application of sections 125, 402(a)(8), 402(h)(1)(B) or 403(b) of the Code.

         2.5. "Elective Deferrals" shall mean contributions made to the plan during the Plan Year by the Employer, at the election of the Participant, in lieu of cash compensation and shall include contributions made pursuant to a salary reduction agreement.

         2.6. "Employee" shall mean employees of the Employer and shall include leased employees within the meaning of Section 414(n)(2) of the Code. Notwithstanding the foregoing, if such leased employees constitutes less than twenty percent of the Employer's nonhighly compensated work force within the meaning of Section 414(n)(5)(C)(ii) of the Code, the term "Employee" shall not include those leased employees covered by a plan described in Section 414(n)(5)(B) of the Code unless otherwise provided by the terms of this plan other than this amendment.

         2.7. "Employee Contributions" shall mean contributions to the plan made by a Participant during the Plan Year.

         2.8. "Employer" shall mean the entity that establishes or maintains the plan; any other organization which has adopted the plan with the consent of such establishing employer; and any successor of such employer.

         2.9. "Family Member" shall mean an individual described in Section 414(q)(6)(B) of the Code.

         2.10. "Highly Compensated Employee" shall mean an individual described in Section 414(q) of the Code.





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         2.11. "Inactive Participant" shall mean any Employee or former
Employee who has ceased to be a Participant and on whose behalf an account is maintained under the plan.

         2.12. "Matching Contribution" shall mean any contribution to the Plan made by the Employer for the Plan Year and allocated to a Participant's account by reason of the Participant's Employee Contributions or Elective Deferrals.

         2.13. "Non-Highly Compensated Employee" shall mean an Employee of the Employer who is neither a Highly Compensated Employee nor a Family Member.

         2.14. "Participant" shall mean any Employee of the Employer who has met the eligibility and participation requirements of the plan.

         2.15. "Qualified Nonelective Contributions" shall mean contributions (other than Matching Contributions) made by the Employer and allocated to Participants' accounts that the Participant may not elect to receive in cash until distributed from the plan; that are 100 percent vested and nonforfeitable when made; and that are not distributable under the terms of the plan to Participants or their beneficiaries earlier than the earlier of:

         i) separation from service, death, or disability of the Participant;

         ii) attainment of the age 59 1/2 by the Participant;

         iii) termination of the plan without establishment of a successor plan;

         iv) the events specified in those of Sections XIII, XIV or XV of this amendment adopted by the Employer; or

         v) for Plan Years beginning before January 1, 1989, upon hardship of the Participant.

         2.16. "Plan Year" shall mean the plan year otherwise specified in the plan.





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         SECTION III:  PROVISIONS RELATING TO LEASED EMPLOYEES (Required)

         3.1. Safe-Harbor. Notwithstanding any other provisions of the plan, for purposes of determining the number or identity of Highly Compensated Employees or for purposes of the pension requirements of Section 414(n)(3) of the Code, the employees of the Employer shall include individuals defined as Employees in Section 2.6 of this amendment.

         3.2. Participation and Accrual. A leased employee within the meaning of Section 414(n)(2) of the Code shall become a Participant in, and accrue benefits under, the plan based on service as a leased employee only as provided in provisions of the plan other than this Section III.

         3.3. Effective Date. This Section III shall be effective for services performed after December 31, 1986.


         SECTION IV:  LIMITATIONS ON CONTRIBUTIONS AND BENEFITS (Required)

         4.1. Revised Contribution Limitations Under Defined Contribution Plan.

         4.1(a). Definition of Annual Additions. For purposes of the plan, "Annual Addition" shall mean the amount allocated to a Participant's account during the Limitation Year that constitutes:

         (i) Employer contributions,

         (ii) Employee Contributions,

         (iii) Forfeitures, and

         (iv) Amounts described in Sections 415(1)(1) and 419A(d)(2) of the Code.

         4.1(b). Maximum Annual Addition. The maximum Annual Addition that may be contributed or allocated to a Participant's account under the Plan for any Limitation Year shall not exceed the lesser of:





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
         (i) the Defined Contribution Dollar Limitation, or

         (ii) 25 percent of the Participant's compensation, within the meaning of Section 415(c)(3) of the Code for the Limitation Year.

         4.1(c). Special Rules.  The compensation limitation referred to in
Section 4.1(b)(ii) shall not apply to:

         (i) Any contribution for medical benefits (within the meaning of Section 419A(f)(2) of the Code) after separation from service which is otherwise treated as an Annual Addition, or

         (ii) Any amount otherwise treated as an Annual Addition under Section 415(1)(1) of the Code.

         4.1(d). Definitions. For purposes of Section 4.1, "Defined Contribution Dollar Limitation" shall mean $30,000 or, if greater, one- fourth of the defined benefit dollar limitation set forth in Section 415(b)(1) of the Code as in effect for the Limitation Year.

         4.2. Special Rules for Plans Subject to Overall Limitations Under Code
Section 415(e).

         4.2(a). Recomputation Not Required. The Annual Addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Employee Contributions as an Annual Addition.

         4.2(b). Adjustment of Defined Contribution Plan Fraction. If the plan satisfied the applicable requirements of Section 415 of the Code as in effect for all Limitation Years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the defined contribution plan fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the defined benefit plan fraction and defined contribution plan fraction computed under Section 415(e)(1) of the Code (as revised by this Section IV) does not exceed 1.0 for such Limitation Year.





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         4.3. Limitation Year.  For purposes of this Section IV, "Limitation
Year" shall mean the limitation year specified in the plan, or if none is specified, the calendar year.

         4.4. Effective Date of Section IV Provisions.  The provisions of this
Section IV shall be effective for Limitation Years beginning after December 31, 1986.


         SECTION V: ELECTIVE DEFERRALS (Required for Plans with Cash or Deferred Arrangement)

         5.1. Maximum Amount of Elective Deferrals. Effective as of January 1, 1987, no Employee shall be permitted to have Elective Deferrals made under this plan during any calendar year in excess of $7000 multiplied by the Adjustment Factor as provided by the Secretary of the Treasury. The foregoing, limit shall not apply to Elective Deferrals of amounts attributable to service performed in 1986 and described in Section 1105(c)(5) of the Tax Reform Act of 1986.

         5.2. Average Actual Deferral Percentage.

         (a) The Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25; or

         (b) the Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 2, provided that the Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Average Actual Deferral Percentage for Eligible Participants who are Nonhighly Compensated Employees by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribed to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.





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         5.3. Definitions.  For purposes of this section V and for purposes of
Sections X and XI of this Amendment, the following definitions shall be used:

         5.3(a). "Actual Deferral Percentage" shall mean the ratio (expressed as a percentage), of Elective Deferrals and Qualified Employer Deferral Contributions on behalf of the Eligible Participant for the Plan Year to the Eligible Participant's Compensation for the Plan Year.

         5.3(b). "Average Actual Deferral Percentage" shall mean the average (expressed as a percentage) of the Actual Deferral Percentages of the Eligible Participants in a group.

         5.3(c). "Qualified Employer Deferral Contributions" shall mean Qualified Nonelective Contributions taken into account under the terms of the plan without regard to this amendment in determining the Actual Deferral Percentage.

         5.3(d). "Eligible Participant" shall mean any Employee of the Employer who is otherwise authorized under the terms of the Plan to have Elective Deferrals or Qualified Employer Deferral Contributions allocated to his account for the Plan Year.

         5.4 Special Rules

         5.4(a). For purposes of this Section V, the Actual Deferral Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals or Qualified Employer Deferral Contributions allocated to his account under two or more plans or arrangements described in Section 401(k) of the code that are maintained by the Employer or an Affiliated Employer shall be determined as if all such Elective Deferrals and Qualified Employer Deferral Contribution were made under a single arrangement.

         5.4(b). For purposes of determining the Actual Deferral Percentage of a Participant who is a Highly Compensated Employee, the Elective Deferrals, Qualified Employer Deferral Contributions and Compensation of such Participant shall include the Elective Deferrals, Qualified Employer Deferral Contributions and Compensation of Family Members, and such Family Members shall be





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
disregarded in determining the Actual Deferral Percentage for Participants who are Nonhighly Compensated Employees.

         5.4(c). The determination and treatment of the Elective Deferrals, Qualified Nonelective Contributions and Actual Deferral Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.


         SECTION VI. LIMITATIONS ON EMPLOYEE CONTRIBUTIONS AND MATCHING EMPLOYER CONTRIBUTIONS (Required for Plans with Employee Contributions or Matching Employer Contributions)

         6.1. Contribution Percentage.

         6.1(a). The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25; or

         6.1(b). The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 2, provided that the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Average Contribution Percentage for Eligible Participants who are Nonhighly Compensated Employees by more than two
(2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

         6.2. Definitions. For purposes of this Section VI, and for purposes of Section XII of this amendment, the following definitions shall apply.

         6.2(a). "Average Contribution Percentage" shall mean the average (expressed as a percentage) of the Contribution Percentages of the Eligible Participants in a group.





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
         6.2(b). "Contribution Percentage" shall mean the ratio (expressed as a percentage), of the sum of the Employee Contributions and Matching Contributions under the plan on behalf of the Eligible Participant for the Plan Year to the Eligible Participant's Compensation for the Plan Year.

         6.2(c). "Eligible Participant" shall mean any employee of the Employer who is otherwise authorized under the terms of the plan to have Employee Contributions or Matching Contributions allocated to his account for the Plan Year.

         6.3. Special Rules.

         6.3(a). For purposes of this section VI, the Contribution Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to make Employee Contributions, or to have Matching Contributions, Qualified Nonelective Contributions or Elective Deferrals allocated to his account under two or more plans described in Section 401(a) of the Code or arrangements described in Section 401(k) of the Code that are maintained by the Employer or an Affiliated Employer shall be determined as if all such contributions and Elective Deferrals were made under a single plan.

         6.3(b). In the event that this plan satisfies the requirements of
Section 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 410(b) of the Code only if aggregated with this plan, then this Section VI shall be applied by determining the Contribution Percentages of Eligible Participants as if all such plans were a single plan.

         6.3(c). For purposes of determining the Contribution Percentage of an Eligible Participant who is a Highly Compensated Employee, the Employee Contributions, Matching Employer Contributions and Compensation of such Eligible Participant shall include the Employee Contributions, Matching Employer Contributions and Compensation of Family Members, and such Family Members shall be disregarded in determining the Contribution Percentage for Eligible Participants who are Nonhighly Compensated Employees.





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         6.3(d). The determination and treatment of the Contribution Percentage of any Eligible Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.


         SECTION IX: DETERMINATION OF TOP-HEAVY STATUS (Required if the plan is a target benefit plan or if the Employer or Affiliated Employers maintain, in addition to the defined contribution plan, a defined benefit plan or target benefit plan in which one or more key employees participate, or any other plan on which such a defined or target benefit plan depends to meet coverage and nondiscrimination requirements.)

         Solely for the purpose of determining if the plan, or any other plan included in a required aggregation group of which this plan is a part, is top-heavy (within the meaning of Section 416(g) of the Code) the accrued benefit of an Employee other than a key employee (within the meaning of Section 416(i)(1) of the Code) shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Affiliated Employers, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rule of Section 411(b)(1)(C) of the Code.


         SECTION X: DISTRIBUTION OF EXCESS DEFERRALS (For Plans with Cash or Deferred Arrangement - Optional)

         10.1. In General. Notwithstanding any other provision of the plan, Excess Deferral Amounts and income allocable thereto shall be distributed no later than April 15, 1988, and each April 15 thereafter to Participants who claim such Excess Deferral Amounts for the preceding calendar year.

         10.2. Definitions. For purposes of this amendment, "Excess Deferral Amount" shall mean the amount of Elective Deferrals for a calendar year that the Participant allocates to this plan pursuant to the claim procedure set forth in Section 10.3.

         10.3. Claims. The Participant's claim shall be in writing, shall be submitted to the plan administrator no later than March 1; shall specify the Participant's Excess Deferral Amount for the





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
preceding calendar year; and shall be accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Deferral Amount, when added to amounts deferred under other plans or arrangements described in Sections 401(k), 408(k), or 403(b) of the Code, will exceed the limit imposed on the Participant by Section 402(g) of the Code for the year in which the deferral occurred.

         10.4. Maximum Distribution Amount. The Excess Deferral Amount distributed to a Participant with respect to a calendar year shall be adjusted for income and, if there is a loss allocable to the Excess Deferral, shall in no event be less than the lesser of the Participant's account under the plan or the Participant's Elective Deferral for the Plan Year.


         SECTION XI: DISTRIBUTION OF EXCESS CONTRIBUTIONS (For Plans with Cash or Deferred Arrangement--Optional)

         11.1. In General. Notwithstanding any other provision of the plan, Excess Contributions and income allocable thereto shall be distributed no later than the last day of each Plan Year beginning after December 31, 1987, to Participants on whose behalf such Excess Contributions were made for the preceding Plan Year.

         11.2. Excess Contributions. For purposes of this amendment, "Excess Contributions" shall mean the amount described in Section 401(k)(8)(B) of the Code.

         11.3. Determination of Income. The income allocable to Excess Contributions shall be determined by multiplying income allocable to the Participant's Elective Deferrals and Qualified Employer Deferral Contributions for the Plan Year by a fraction, the numerator of which is the Excess Contribution on behalf of the Participant for the preceding Plan Year and the denominator of which is the sum of the Participant's account balances attributable to Elective Deferrals and Qualified Employer Deferral Contributions on the last day of the preceding Plan Year.

         11.4. Maximum Distribution Amount. The Excess Contributions which would otherwise be distributed to the Participant shall be adjusted for income; shall be reduced, in accordance with





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
regulations, by the amount of Excess Deferrals distributed to the Participant; shall, if there is a loss allocable to the Excess Contributions, in no event be less than the lesser of the Participant's account under the plan or the Participant's Elective Deferrals and Qualified Employer Deferral Contributions for the Plan Year.

         11.5. Accounting for Excess Contributions. Amounts distributed under this Section XI shall first be treated as distributions from the Participant's Elective Deferral account and shall be treated as distributed from the Participant's Qualified Employer Deferral Contribution account only to the extent such Excess Contributions exceed the balance in the Participant's Elective Deferral account.


         SECTION XII: DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS (For Plans with Employee Contributions or Matching Employer Contributions--Optional)

         12.1. In General. Excess Aggregate Contributions and income allocable thereto shall be forfeited, if otherwise forfeitable under the terms of this Plan, or if not forfeitable, distributed no later than the last day of each Plan Year beginning after December 31, 1987, to Participants to whose accounts Employee Contributions or Matching Contributions were allocated for the preceding Plan Year.

         12.2. Excess Aggregate Contributions. For purposes of this amendment, "Excess Aggregate Contributions" shall mean the amount described in Section 401(m)(6)(B) of the Code.

         12.3. Determination of Income. The income allocable to Excess Aggregate Contributions shall be determined by multiplying the income allocable to the Participant's Employee Contributions and Matching Employer Contributions for the Plan Year by a fraction, the numerator of which is the Excess Aggregate Contributions on behalf of the Participant for the preceding Plan Year and the denominator of which is the sum of the Participant's account balances attributable to Employee Contributions and Matching Employer Contributions on the last day of the preceding Plan Year.





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
         12.4. Maximum Distribution Amount. The Excess Aggregate Contributions to be distributed to a Participant shall be adjusted for income, and, if there is a loss allocable to the Excess Aggregate Contribution, shall in no event be less than the lesser of the Participant's account under the plan or the Participant's Employee Contributions and Matching Contributions for the Plan Year.

         12.5. Accounting for Excess Aggregate Contributions. Excess Aggregate Contributions shall be distributed from the Participant's Employee Contribution account, and forfeited if otherwise forfeitable under the terms of the plan (or, if not forfeitable, distributed) from the Participant's Matching Contribution account in proportion to the Participant's Employee Contributions and Matching Contributions for the Plan Year.

         12.6. Allocation of Forfeitures.

         12.6(a).  Amounts forfeited by Highly Compensated Employees under this
Section XII shall be:

         i) Treated as Annual Additions under Section 4.1(a) of this amendment and either;

         ii) Applied to reduce employer contributions if forfeitures of Matching Contributions under the Plan are applied to reduce employer contributions; or

         iii) Allocated, after all other forfeitures under the plan, and subject to Section 12.6(b) of this amendment, to the same Participants and in the same manner as such other forfeitures of Matching Contributions are allocated to other Participants under the Plan.

         12.6(b). Notwithstanding the foregoing, no forfeitures arising under this Section XII shall be allocated to the account of any Highly Compensated Employee.





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